Supplement dated December 1, 2018
To
Davis Global Fund
Davis International Fund
Portfolios of Davis New York Venture Fund, Inc.
Summary Prospectus, Prospectus and Statement of Additional Information dated March 1, 2018
As of December 1, 2018, the mailing addresses for Davis Funds are:
Regular mail:	Express shipping:
Davis Funds	Davis Funds
PO Box 219197	430 W 7th Street Suite 219197
Kansas City, MO 64121-9197	Kansas City, MO 64105-1407